EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Entertainment Gaming Asia Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Clarence Chung, President and Chief Executive Officer of the Company, and Andy Tsui, Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.             The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:	/s/ Clarence Chung	Dated: August 15, 2011
Clarence Chung
Title:	President and Chief Executive Officer

By:	/s/ Andy Tsui	Dated: August 15, 2011
Andy Tsui
Title:	Chief Accounting Officer

This certification is made solely for the purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.